INVESTOR PRESENTATION 2015 FOURTH QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 31, 2015 in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2015 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on March 2, 2016, which is available in the "Investors" section of the Company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 Q4 ADJUSTED P&L SUMMARY* * The Q4 Adjusted P&L Summary for the current and prior periods is presented on a non-GAAP basis and excludes the effect of certain items, set out on page 5, which the company believes do not reflect its future operating outlook. 2015 % OF NET SALES 2014 % OF NET SALES NET SALES $1,112,930 100.0% $1,119,544 100.0% GROSS PROFIT 675,325 60.7% 681,885 60.9% OPERATING EXPENSE 555,685 49.9% 555,589 49.6% OTHER OPERATING INCOME, NET (1,634) -0.1% (5,795) -0.5% OPERATING INCOME 121,274 10.9% 132,091 11.8% INTEREST EXPENSE, NET 4,456 0.4% 4,776 0.4% INCOME BEFORE TAXES 116,818 10.5% 127,315 11.4% TAX EXPENSE 41,944 3.8% 46,495 4.2% NET INCOME 73,707 6.6% 80,820 7.2% NET INCOME PER SHARE BASIC $1.09 $1.16 DILUTED $1.08 $1.15 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 67,432 69,409 DILUTED 68,243 70,136

4 FULL YEAR ADJUSTED P&L SUMMARY* * The Full Year Adjusted P&L Summary for the current and prior periods is presented on a non-GAAP basis and excludes the effect of certain items, set out on page 5, which the company believes do not reflect its future operating outlook. 2015 % OF NET SALES 2014 % OF NET SALES NET SALES $3,518,680 100.0% $3,744,030 100.0% GROSS PROFIT 2,178,190 61.9% 2,313,570 61.8% OPERATING EXPENSE 2,050,347 58.3% 2,137,116 57.1% OTHER OPERATING INCOME, NET (8,652) -0.2% (15,239) -0.4% OPERATING INCOME 136,495 3.9% 191,693 5.1% INTEREST EXPENSE, NET 18,248 0.5% 14,365 0.4% INCOME BEFORE TAXES 118,247 3.4% 177,328 4.7% TAX EXPENSE 37,217 1.1% 65,019 1.7% NET INCOME 78,047 2.2% 112,309 3.0% NET INCOME PER SHARE BASIC $1.13 $1.56 DILUTED $1.12 $1.54 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,880 71,785 DILUTED 69,417 72,937

5 EXCLUDED ITEMS (PRE-TAX) 2015 Q1 Q2 Q3 Q4 FULL YEAR INVENTORY WRITE-DOWN (RECOVERY) $26,861 $(2,621) $(2,573) $(1,020) $20,647 LEGAL SETTLEMENT CHARGES — 15,753 — — 15,753 ASSET IMPAIRMENT, STORE FIXTURES, LEASE TERMINATION AND STORE CLOSURE COSTS 10,112 1,394 12,659 2,211 26,376 PROFIT IMPROVEMENT INITIATIVE 2,479 — — — 2,479 GILLY HICKS RESTRUCTURING CHARGES (1,598) — — — (1,598) TOTAL $37,854 $14,526 $10,086 $1,191 $63,657 2014 Q1 Q2 Q3 Q4 FULL YEAR ASSET IMPAIRMENT, LEASE TERMINATION AND STORE CLOSURE CHARGES — — $18,958 $31,641 $50,599 PROFIT IMPROVEMENT INITIATIVE AND CORPORATE GOVERANCE $9,964 $1,964 1,310 718 13,956 GILLY HICKS RESTRUCTURING CHARGES 5,633 419 — 2,378 8,431 CEO TRANSITION COSTS — — — 5,188 5,188 TOTAL $15,597 $2,383 $20,268 $39,925 $78,174

6 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. FISCAL 2015 COMPARABLE SALES BY BRAND* ABERCROMBIE HOLLISTER TOTAL COMPANY Q1 Q2 Q3 Q4 (9)% (7)% (5)% (2)% (6)% (1)% 3% 4% (8)% (4)% (1)% 1% 6% 0% (2)% 2% 4% (4)% (6)% (8)% COMPARABLE SALE S (1)

7 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. FISCAL 2015 COMPARABLE SALES BY GEOGRAPHY* UNITED STATES INTERNATIONAL Q1 Q2 Q3 Q4 (7)% (4)% (3)% (1)% (9)% 1% 6% 0% 5% (5)% (10)% COMPARABLE SALE S

8 * Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. FISCAL 2015 SALES MIX* Q4 ABERCROMBIE 45.8% HOLLISTER 54.2% FULL YEAR ABERCROMBIE 46.6% HOLLISTER53.4% BRAN D INTERNATIONAL 33.0% UNITED STATES 67.0% INTERNATIONAL 35.1% UNITED STATES 64.9% GEOGRAPH Y

9 * Source: Bloomberg; figures represent the average daily exchange rate by fiscal quarter. FOREIGN CURRENCY EXCHANGE RATES EURO GBP AVERAGE FX RATES* $1.80 $1.70 $1.60 $1.50 $1.40 $1.30 $1.20 $1.10 $1.00 EU RO /G BP TO US D Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 $1.38 $1.36 $1.30 $1.21 $1.10 $1.11 $1.12 $1.08 $1.66 $1.69 $1.64 $1.55 $1.51 $1.55 $1.54 $1.49 $0.90 $0.92 $0.90 $0.86 $0.80 $0.80 $0.76 $0.73 CAD TO US D $0.93 $0.73 $0.83 $0.88 $0.78 $0.98 $0.68 CAD

10 Q4 ADJUSTED OPERATING EXPENSE* * Q4 Adjusted Operating Expense for the current and prior periods is presented on a non-GAAP basis and excludes the effect of certain items, set out on page 5, which the company believes do not reflect its future operating outlook. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. 2015 % OF NET SALES 2014 % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $187,966 16.9% $185,012 16.5% 40 ALL OTHER (2) 242,475 21.8% 256,647 22.9% (110) STORES AND DISTRIBUTION 430,441 38.7% 441,659 39.4% (70) MARKETING, GENERAL & ADMINISTRATIVE 125,244 11.3% 113,930 10.2% 110 TOTAL $555,685 49.9% $555,589 49.6% 30

11 SHARE REPURCHASES FY 2015 FY 2014 SHARES REPURCHASED COST AVERAGE COST SHARES REPURCHASED COST AVERAGE COST Q1 — — — 3,825.7 $150,000 $39.21 Q2 — — — 1,459.4 $60,000 $41.11 Q3 2,460.5 $50,029 $20.33 2,039.0 $75,038 $36.80 Q4 — — — — — — FULL YEAR 2,460.5 $50,029 $20.33 7,324.1 $285,038 $38.92

Q4 STORE OPENINGS

	BRAND	CENTER	CITY	DATE
INTERNATIONAL	A&F	Lalaport Expocity	Suita, Japan	11/16/2015
	Hollister	Lalaport Expocity	Suita, Japan	11/16/2015
	A&F+kids	Shanghai IFC	Shanghai, China	12/19/2015
	A&F+kids	Mall of the Emirates	Dubai, UAE	12/26/2015
	Hollister	Deira City Centre	Dubai, UAE	12/31/2015
OUTLET	A&F	Memphis Outlet	Southaven, MS	11/19/2015
	A&F	Riverhead Outlet	Riverhead, NY	12/19/2015

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13 Q4 STORE COUNT ACTIVITY (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes one international franchise store as of January 30, 2016. (2) Excludes two international franchise stores as of January 30, 2016. (3) Includes Asia and the Middle East. ALL BRANDS TOTAL UNITED STATES CANADA EUROPE REST OF WORLD (3) START OF Q4 2015 965 790 19 118 38 OPENINGS 7 2 — — 5 CLOSINGS (40) (38) (1) (1) — END OF Q4 2015 932 754 18 117 43 ABERCROMBIE (1) START OF Q4 2015 395 359 7 17 12 OPENINGS 5 2 — — 3 CLOSINGS (21) (21) — — — END OF Q4 2015 379 340 7 17 15 HOLLISTER CO. (2) START OF Q4 2015 570 431 12 101 26 OPENINGS 2 — — — 2 CLOSINGS (19) (17) (1) (1) — END OF Q4 2015 553 414 11 100 28

14 STRATEGIC INITIATIVES CUSTOMER CENTRICITY BRAND POSITIONING COMPELLING ASSORTMENTS CONTINUOUS PROFITIMPROVEMENT OPTIMIZE BRAND REACH ORGANIZE TO WIN

15 OUTLOOK* FOR FISCAL 2016, THE COMPANY EXPECTS: • FLAT TO SLIGHTLY POSITIVE COMPARABLE SALES • ADVERSE EFFECTS FROM FOREIGN CURRENCY ON SALES OF APPROXIMATELY $50 MILLION • A GROSS MARGIN RATE APPROXIMATELY FLAT TO LAST YEAR'S ADJUSTED NON-GAAP RATE OF 61.9%, BUT UP ON A CONSTANT CURRENCY BASIS • SLIGHT LEVERAGE IN OPERATING EXPENSE RELATIVE TO LAST YEAR'S ADJUSTED NON-GAAP RATE OF 58.3% • AN IMPROVEMENT OVER LAST YEAR'S ADJUSTED NON-GAAP OPERATING INCOME, DESPITE AN ADVERSE EFFECT FROM FOREIGN CURRENCY OF APPROXIMATELY $30 MILLION; THE EFFECT FROM FOREIGN CURRENCY, CALCULATED ON A CONSTANT CURRENCY BASIS, IS DETERMINED BY APPLYING FISCAL 2016 FORECASTED RATES TO FISCAL 2015 RESULTS AND IS NET OF THE YEAR-OVER-YEAR IMPACT FROM HEDGING • AN EFFECTIVE TAX RATE IN THE MID-TO-UPPER 30S • A WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 68 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS • CAPITAL EXPENDITURES IN THE RANGE OF $150 MILLION TO $175 MILLION * Excluded from the company's full year outlook are potential charges, such as those related to impairments, store closings and its strategic initiatives.